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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of National Property Analysts
Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert McKinney, Director of Feldman International, Inc., the Equity General Partner of NPAMLP, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of operations of NPAMLP.


                           National Property Analysts Master Limited
                           Partnership
                           -----------------------------------------------------
                           (Registrant)

                           Date:  August 13, 2002
                                  ----------------------------------------------

                           By:    EBL&S, Inc., its equity general partner
                                  ----------------------------------------------

                           By:    /s/ Robert McKinney
                                  ----------------------------------------------
                                  Name:  Robert McKinney
                                  Title: Director